UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2011

Syntroleum Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5416 S. Yale Avenue, Suite 400, Tulsa, Oklahoma		74135
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-592-7900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Our 2011 annual meeting of stockholders was held on September 8, 2011. Set forth below are the results of the voting with respect to each matter acted upon at the meeting.

			Votes Withheld/
Matter Acted Upon	Votes Cast For	Votes Cast Against	Abstentions		Broker Non-Votes
Election of Directors:
Alvin R. Able, Jr.	37,796,272	—	1,095,947		46,652,480
Edward G. Roth	37,676,459	—	1,215,760		46,652,480
Ratification of the appointment of HoganTaylor LLP as our independent public accountants for the 2011 fiscal year	84,457,973	751,894	334,832		—
Advisory vote on compensation of named executive officers	36,789,657	1,840,475	262,087		46,652,480

	1 YR.	2 YR.	3 YR.	Abstain	Broker Non-Votes

Frequency of advisory vote on the compensation of named executive officers	31,054,179	433,295	7,004,626	400,119	46,652,480

Robert B. Rosene, Jr., Frank M. Bumstead, P. Anthony Jacobs, and James R. Seward all continued as directors of Syntroleum.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntroleum Corporation

September 12, 2011	By:	/s/ Karen L. Gallagher

Name: Karen L. Gallagher
Title: Sr. Vice President, Principal Financial Officer